CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
                             FOR QUALIFIED TRUSTS
                             72 South Main Street
                          Canandaigua, New York 14424

                    NOTICE OF ANNUAL MEETING OF UNITHOLDERS
                           TO BE HELD MARCH 29, 1996

To the Unitholders:

      The Annual Meeting of Unitholders of Canandaigua National Collective Investment Fund for Qualified Trusts (the "Fund") will be held at the offices of The Canandaigua National Bank and Trust Company ("Canandaigua National Bank"), 72 South Main Street, Canandaigua, New York on March 29, 1996 at 3:00 P.M., to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

      (1)   election of a Supervisory Committee of five (5) members;

      (2) approval of the investment management agreement with Canandaigua National Bank;

      (3) ratification or rejection of the selection by the Supervisory Committee of Morga Jones & Hufsmith, P.C. as independent accountant for 1996; and

      (4)   such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 13, 1996 as the record date for the determination of unitholders entitled to receive notice of and to vote at the meeting.

      The proposed business cannot be conducted at the meeting unless the holders of a majority of the units are present in person or by proxy. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE SUPERVISORY COMMITTEE. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON.


                                    By Order of the Supervisory Committee


                                    Robert J. Swartout, Secretary

Canandaigua, New York
March 1, 1996


          ___________________________________________________________
                IT IS IMPORTANT THAT YOU MARK, DATE, SIGN, AND
                PROMPTLY  MAIL  THE ENCLOSED PROXY





G:\UKC\CANNATBK\GENCORP\SW96PROX.STM

                          PROXY STATEMENT


     The enclosed proxy is solicited by the Supervisory Committee of the Fund in connection with the Annual Meeting of Unitholders to be held on March 29, 1996. Every proxy returned in time to be voted at the meeting will be voted, and, if a specification is made with respect to any proposal, the proxy will be voted accordingly. If no directions are indicated, the proxy will be voted for the five nominees set forth in Item 1 and for Items 2 and 3. Anyone having submitted a proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by voting in person.

     At the close of business on February 13, 1996, the record date fixed by the Supervisory Committee for the determination of unitholders entitled to notice of and to vote at the meeting, there were outstanding 674,153.9168 units of the Fund, the only authorized class of securities of the Fund. Each unit is entitled to one vote. There is no provision for cumulative voting. As of February 13, 1996, no unitholder owned 5% or more of the Fund's outstanding units except Willard B. Becker, 3299 West Lake Road, Canandaigua, New York, who owned 3,583.646 units of the Bond Portfolio constituting 9.83% of that Portfolio, Anthony J. Brindisi, 417 Holiday Harbour, Canandaigua, New York, who owned 2,142.245 units of the Bond Portfolio constituting 5.87% of that Portfolio, and John E. Tyo, 6 East Main Street, Shortsville, New York, who owned 1,831.8613 units of the Bond Portfolio constituting 5.02% of that Portfolio.

     This proxy statement was first mailed to unitholders on or about March 1, 1996. The Fund's Annual Report for the year ended December 31, 1995 including financial statements was mailed to each unitholder entitled to vote at the meeting. The report is not to be regarded as proxy soliciting material or as part of this proxy statement.

     With respect to the election of members of the Supervisory Committee (Item 1), the five nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Items 2 and 3 is the affirmative vote of the lesser of (a) 50% or more of all units present and entitled to vote at the meeting, provided the holders of more than 50% of all units outstanding and entitled to vote are present or represented by proxy, or (b) more than 50% of all outstanding units.

     In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of such adjournment. Signed but unmarked proxies will be voted in favor of all proposals:


1.   ELECTION OF SUPERVISORY COMMITTEE MEMBERS.

     Five (5) members of the Supervisory Committee are to be elected at the meeting to hold office until the next meeting of unitholders and until their successors are elected and qualified. All of the nominees were originally named in the Declaration of Trust for the Fund. The nominees were nominated for reelection at a meeting of the Supervisory Committee held February 7, 1996. Each of the nominees has agreed to serve if reelected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the proxies will vote the signed but unmarked proxies, and those marked for the nominees, for such other persons as the present members of the Supervisory Committee shall recommend. The table below sets forth certain information regarding the nominees.

                                                                                                     Memberships on
                                                                         Year First                  Boards of Other
                                     Current Principal                    Elected a               Registered Investment
    Name of Nominee              Occupation and Principal                Supervisory                  Companies and
 (Position with Fund)                Employment During                    Committee                     Publicly
   AND DATE OF BIRTH                  PAST FIVE YEARS                      MEMBER                    HELD COMPANIES
   ROBERT J. CRAUGH                       Retired                                     1992                None
 (Chairman Supervisory
      Committee)
        8/16/22

     ROBERT N. COE                President and Co-owner                              1992                None
  (Member Supervisory            of W.W. Coe & Sons, Inc.
      Committee)                  (Independent insurance
        3/1/50                            agency)

 DONALD C. GREENHOUSE            Since 1989, President and                            1992                None
  (Member Supervisory              Owner of Seneca Point
      Committee)                Associates, Inc. (business
        4/29/36                      consulting firm);
                                       prior thereto
                                 Executive Vice President,
                                    Voplex Corporation

  *GREGORY S. MACKAY             Treasurer of Canandaigua                            1992                 None
  (Treasurer, Member               National Corporation;
Supervisory Committee)            Senior Vice President,
        8/3/49                   Canandaigua National Bank

  *ROBERT J. SWARTOUT                 Vice President                                 1992                 None
  (Secretary, Member              and Investment Officer,
Supervisory Committee)           Canandaigua National Bank
        6/8/61

______________________________________

* Is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, on the basis of his affiliation with the investment adviser, The Canandaigua National Bank and Trust Company. Mr. Craugh is not an "interested person" as defined in the Investment Company Act of 1940, but is considered an interested person by the Office of the United States Comptroller of the Currency, which supervises the Investment Adviser.

     None of the nominees owns any shares of the Fund.


                               - 2 -
     There were four Supervisory Committee meetings and two Audit Committee meetings in 1995. Each of the nominees attended at least 75% of all meetings of the Supervisory Committee and of the committees of which he was a member. Mr. Coe and Mr. Greenhouse serve as the Fund's Audit Committee.

     The Fund has no executive officers who are not members of the Supervisory Committee.

     The Fund does not pay salaries to officers, but pays an investment advisory fee to Canandaigua National Bank as described below. Messrs. Craugh, Coe and Greenhouse were paid $200.00 each by the Fund for each meeting of the Supervisory Committee attended during 1995. For this, Messrs. Craugh and Coe received $800.00 and Mr. Greenhouse received $600.00. No officers, directors, or employees of Canandaigua National Bank, its parent, or its subsidiaries received any remuneration directly from the Fund.


                               - 3 -



         INFORMATION PERTAINING TO THE INVESTMENT ADVISER
                              AND THE
                  INVESTMENT MANAGEMENT AGREEMENT

     The Fund has retained, as its investment adviser, Canandaigua National Bank, 72 South Main Street, Canandaigua, New York 14424.

     The Investment Adviser was founded in 1887 and currently serves as the investment adviser to no investment company other than the Fund.

     Canandaigua National Bank's research programs encompass economic and statistical services.

          Canandaigua National Corporation, 72 South Main Street, Canandaigua, New York, 14424, is the parent of the Investment Adviser, owning all of its outstanding shares of common stock. Arthur S. Hamlin, a former director of Canandaigua National Corporation and the Investment Adviser, is a beneficial owner of shares representing 4.65% of the voting rights of Canandaigua National Corporation. The following Supervisory Committee Members of the fund are stockholders of Canandaigua National
Corporation: Mr. Craugh, Mr. MacKay, and Mr. Swartout.

     The Board of Directors of Canandaigua National Bank presently consists of 11 directors, all of whom own securities of Canandaigua National Corporation. The address and principal occupation of each of the members is indicated below. The members are:

DIRECTOR AND ADDRESS                              PRINCIPAL OCCUPATION
Patricia Boland                                   Executive Director,
Canandaigua, New York                             Granger Homestead

David Hamlin, Jr.                                 Farmer
Bloomfield, New York

Frank H. Hamlin                                   Retired
Naples, New York

George W. Hamlin, IV                              President, CEO and Trust Officer,
Canandaigua, New York                             Canandaigua National Bank

Stephen D. Hamlin                                 President, Draper Development Corporation
New York, New York

Paul R. Kellogg                                   Retired
Canandaigua, New York

Eldred M. Sale                                    Retired
Victor, New York

                                                  - 4 -
DIRECTOR AND ADDRESS                              PRINCIPAL OCCUPATION

Robert G. Sheridan                                Senior Vice President and Cashier,
Canandaigua, New York                             Canandaigua National Bank

Caroline C. Shipley                               Educator; Area II, Director, New York
Canandaigua, New York                             State School Boards Association

Alan J. Stone                                     Managing Partner, Stone Properties
Honeoye, New York                                 Chairman of the Board, Canandaigua
                                                        National Bank

Willis F. Weeden, M.D.                            Retired
Canandaigua, New York

     Mr. MacKay and Mr. Swartout, officers of the Fund, are also officers and employees of the Investment Adviser.

     No purchases and sales of common stock of Canandaigua National Corporation by and to any officer, director or employee of Canandaigua National Bank or its affiliates, during the Fund's fiscal year ended December 31, 1995 involved securities in an amount exceeding 1% of any outstanding class of shares.

     The Investment Management Agreement (the "Agreement") between the Fund and the Investment Adviser, dated October 6, 1992 was approved by the Fund's original unitholder and submitted to a vote and unanimously approved at a Meeting of the Supervisory Committee held October 6, 1992. Canandaigua National Bank has served as the Investment Adviser since that date.

     The Agreement provides that the Investment Adviser shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Supervisory Committee of the Fund, determine what securities shall be purchased or sold by the Fund. As compensation for its services to the Fund, the Investment Adviser receives from the Fund an annual fee, computed daily and paid monthly, of 1% of the Equity Portfolio's net assets and 0.50% of the Bond Portfolio's net assets.

     As of December 31, 1995, the total net assets of the Fund were $8,841,014. The Fund paid the Investment Adviser $72,404 (0.82% of average net assets) for the year ended December 31, 1995.

     The Agreement provides that the Investment Adviser will reduce the fee payable to it by the amount by which the Fund's annual ordinary operating expenses exceed the lower of 1.5% of the average daily value of the net assets of the Fund, or the most restrictive expense limitation applicable to the Fund imposed by any jurisdiction in which units of the Fund are offered for sale. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.
                               - 5 -

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services for and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the Fund, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Fund.

     The Investment Adviser provides transfer agency and shareholder accounting services for the Fund without additional compensation.



                EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices and executions in its portfolio transactions, taking into account the costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. In transactions executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

     Subject to the requirement of seeking the best available prices and execution, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided investment research, statistical and other related services to the Investment Adviser for the benefit of the Fund. Such research services may be used by the Investment Adviser in servicing all of its accounts, including trusts or investment accounts in the Investment Adviser's trust department. Therefore, it is possible, although unlikely, that not all such research services may be used by the Investment Adviser in connection with the Fund.

     There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other trusts or investment accounts in the Investment Adviser's trust department. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the fiscal year ended December 31, 1995, amounted to $171,838.75 for the Equity Portfolio and $175.00 for the Bond Portfolio; altogether representing 2.31% of average net assets of the Fund. The portfolio turnover ratio for the fiscal year ended December 31, 1995 was 375.30% for the Equity Portfolio and 14.13 for the Bond Portfolio.

2.   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

     The Investment Management Agreement (the "Agreement") between the Fund and the Investment Adviser, dated October 6, 1992, is described in part under "INFORMATION PERTAINING TO THE INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENT" above, and a copy of the Agreement is attached to this proxy statement. Consistent with the Federal Investment Company Act of 1940, the Agreement states that it shall remain in effect for two years after October 6, 1992 (the date when it became effective), and from year to year thereafter, but only so long as such continuance is approved at least annually either by the vote of a majority of the members of the Supervisory Committee, including specific approval by a majority of such persons who are not parties to the Agreement or "interested persons" of any such party as that term is used in the Investment Company Act, or by vote of a majority of the outstanding units of each investment portfolio. Upon registration of the Fund with the United States Securities and Exchange Commission, the Fund undertook to present the Agreement to the unitholders for their approval at the next meeting of unitholders held after registration of the Fund. On January 5, 1995, the extension of the Agreement until April 30, 1995 was unanimously approved by the members of the Supervisory Committee, including specific approval by all members who are not parties to the Agreement or "interested persons" of any such party as that term is used in the Investment Company Act. On March 31, 1995, the Agreement was approved by a majority of the units of each investment portfolio.

    THE SUPERVISORY COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR
      OF THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT.


3. RATIFICATION OR REJECTION OF SELECTION BY THE SUPERVISORY COMMITTEE OF INDEPENDENT ACCOUNTANT

     Shareholders are requested to ratify the selection by the Supervisory Committee (including a majority of members who are not "interested parties" of the Fund as that term is defined in the Investment Company Act of 1940) of the firm of Morga Jones & Hufsmith, P.C. (formerly Walsh, Morga & Company, P.C.) as independent accountant for the Fund for 1996. Walsh, Morga & Company, P.C. has served as independent accountant since January 1, 1993 when it was unanimously selected by the Supervisory Committee as the Fund's independent accountant. No accountant's report on the financial statements of the Fund has ever contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope or accounting principles. The Fund has not had any disagreement with the accountant as to any matter and the accountant has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. No representative of the firm of Morga Jones & Hufsmith, P.C. is expected to be available to answer questions or attend the meeting of unitholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF
 THE RATIFICATION OF THE SELECTION OF MORGA JONES & HUFSMITH, P.C.
                AS INDEPENDENT ACCOUNTANT FOR 1996.



SHAREHOLDER PROPOSALS

     Notice is hereby given that any shareholder proposals which may properly be included in the proxy solicitation materials for the next annual meeting, presently scheduled for March 31, 1997, must be received by the Fund at its executive offices not less than 120 days in advance of the first anniversary of the date of this proxy statement. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.


MISCELLANEOUS

     The solicitation of the enclosed proxy is made by and on behalf of the Supervisory Committee of the Fund. The cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials, will be paid this year by Canandaigua National. In addition to solicitation by mail, certain officers and Supervisory Committee members of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally.

     The management is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of unitholders arise, the proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy a discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgement in the interests of the Fund.

                              By:  Order of the Board of Directors,




                                   Robert J. Swartout
                                   Secretary

March 1, 1996

G:\UKC\CANNATBK\GENCORP\SW96PROX.STM

                      CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
                                   FOR QUALIFIED TRUSTS

               Proxy Solicited on Behalf of the Supervisory Committee of the
                        Fund for the Annual Meeting of Unitholders
                                 to be held March 29, 1996


The undersigned hereby appoints Richard H. Hawks, Jr. and James M. Exton as lawful agents and proxies, each with full power to appoint a substitute to represent the undersigned at the aforesaid Annual Meeting of Unitholders to be held at the offices of The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, New York on March 29, 1996 at 3:00 P.M., on all matters coming before said meeting.

1.  ELECTION OF SUPERVISORY COMMITTEE MEMBERS

       Nominees:  Robert  J. Craugh, Robert N. Coe, Donald C. Greenhouse,
                        Gregory S. MacKay and Robert J. Swartout

[  ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

           _______________________________________________________
           _______________________________________________________

           OR

[ ] VOTE WITHHELD from all nominees.

2.  APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT WITH CANANDAIGUA NATIONAL BANK

[  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

3. RATIFICATION OF SELECTION OF MORGA JONES & HUFSMITH, P.C. AS INDEPENDENT ACCOUNTANT

[  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

4. In their discretion, upon other matters as may properly come before the meeting.

THIS PROXY  WHEN  PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED  UNITHOLDER.   IF  NO DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.


____________________________________________
March 1, 1996

____________________________________________
(Please sign exactly as name appears below)

SHARES HELD February 13, 1996:

_________________________